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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Tele Leste Celular Participacoes S.A.

We hereby consent to the use of our report included herein


/s/ KPMG Peat Marwick



Brasilia, Brazil
October 29, 1998